Listing Report:Supplement No. 34 dated Aug 19, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 417723
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,957.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$96.81

Auction yield range:	3.23% - 10.00%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	9.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Aug-2002	Debt/Income ratio:	9%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,752	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	moola-berserker	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Increasing our Prosperity!
Purpose of loan:
This loan has an AA rating. Contribute the funds, and you'll have as close as you're going to get to a guarantee of getting paid back--with interest. Skip to "My financial situation" for details on that. Bid on me, and you get your return with very, very low risk. I have a higher tolerance for risk, so I want to go after the bigger returns of the higher-risk borrowers and other investments. I intend to reinvest at least half of this money back into Prosper, so the money you bid on this loan will wind up going to someone with more financial need than me, with me taking the risk.
What if I reinvest this money, and then lose it all?
That's my problem, not yours. Read the paragraph below my expense report, and you'll see that I already have a nice slot in my budget where I can put the payments on your loan to me, using my existing income.My financial situation:
I am a good candidate for this loan because?
I'm the type of person who actually keeps this spreadsheet, and has it up to date. 31st $1,853.83 Pay
1st ($1,300.00) Rent (Includes water, sewer, and trash fees.)
1st ($200.00) Roth IRA contribution
1st ($50.00) Irregular expenses
2nd ($125.00) Repay to Mom
10th ($85.12) Student Loan
10th ($65.00) Electricity & Gas
---- ---- Midmonth Total $28.71
15th $1,853.83 Pay
15th ($150.00) Furniture payment
15th ($250.00) Emergency savings
15th ($625.00) Transfer to interest checking (ING)
21st ($371.50) Student Loan
23rd ($438.13) Car payment
30th ($32.44) Internet
---- ---- Buffer left in no-interest checking (Chase) $15.47That $625 "Transfer to interest checking" is what I use to buy all the junk I want to buy, after I pay for gas and groceries and whatnot. It's my non-fixed expenses, or "plastic money" as I like to call it (because it's the money that pays the credit cards off at the end of every month). The $150 furniture payment is ending in September, so my repayments to you will fit neatly into the slot it leaves behind. I have never missed a payment in my lifetime. I have rarely been late. From my first credit card I've been in the habit of paying bills when I get them, not waiting until they're due. More recently, I've been able to have them deducted from my account automatically, so they get paid without me even having to think about them. I can count on one hand the number of months I've carried a balance on my credit card from month to month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418839
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$170.89

Auction yield range:	6.23% - 13.00%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-2004	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	6 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$7,295	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	dtheo	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investment Property Down Payment
Purpose of loan:
This loan will be used to finance closing costs and a?down payment on a investment property as well as pay off any existing credit card debt.

My financial situation:
I am a good candidate for this loan because I?currently live at home with my parents?and really have no expenses besides a monthly cell phone bill.?My plan is?to pay this loan off within a year. I am also currently a prosper lender and have been since last year. I graduated from college last year and haven't had time to save as much as I would have liked. But I have no student loans, no car payments, or any expenses besides credit card debt accrued during my college years.

Income is $3000/month

Expenses - $90/Cell Phone
Entertainment - $400/mo.

I'll have $2510/mo to go towards Credit Cards, the prosper loan, and the mortgage. I have $5000 in credit card debt that will be paid down first.

Mortgage will be $600/month (mortgage with taxes included), with $1000 in rental income coming in. The mortgage and prosper loan can almost be covered by the rental income. Currently the property is fully rented out.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420419
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$597.67

Auction yield range:	11.23% - 15.00%	Estimated loss impact:	10.34%
Lender servicing fee:	1.00%	Estimated return:	4.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1999	Debt/Income ratio:	11%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,865	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	20	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	newest-power-nest	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Engagement Ring
Purpose of loan:
This loan will be used to?buy my girlfriend an engagement ring.

My financial situation:
I am a good candidate for this loan because?I have been working for the family business since I graduated?college in 2004.? We have a Oil & Gas mineral and royalty acquistion company.? Once energy prices rebound I plan on selling a property or two to pay back the loan.? I would rather take a loan than fire sale properties to make this purchase.? However, in a worst case scenario that is what I will do.? I feel no pressure taking this loan knowing I have that as my fall back option.? I also plan on using producing royalties from these properties to help with monthly payments if needed.? This loan would just make my life easier for the time being.?

I also have outstanding student loans in my name.? However, my?Dad?is responsible for and make all of the payments.? I also have no car payments because I drive a company car and have a gas card.? My only monthly obligation is my mortgage.? Please feel free to call with any questions or concerns.

Thanks.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420811
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	24.61%	Starting borrower rate/APR:	25.61% / 27.92%	Starting monthly payment:	$200.42

Auction yield range:	8.23% - 24.61%	Estimated loss impact:	9.09%
Lender servicing fee:	1.00%	Estimated return:	15.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1996	Debt/Income ratio:	29%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	1y 5m
Amount delinquent:	$1,627	Revolving credit balance:	$0	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	0
Screen name:	silver-superstar	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Use
Purpose of loan:

This loan will be used to???To purchase inventory for the rapid grow that we are experiencing. This 18k Gold layered Jewelry meet the customer?s highest requirements. The company counts on representatives of more than 10,000 outlets and promoters altogether, distributed over 67 Countries.

I am a good candidate for this loan because I have a good job? that can help me to cover this loan and my business is growing?very fast.?and l have?many years of experience as a sales person promoting different types of products and I recognize that the one I'm currently selling has potential and acceptance by an everyday growing list of clients.

l Appreciate your consideration with this loan.

HOUSING $ 600
INSURANCE $ 90
Car expenses O
Cable & internet O

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420973
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.30%	Starting borrower rate/APR:	18.30% / 20.51%	Starting monthly payment:	$363.03

Auction yield range:	17.23% - 17.30%	Estimated loss impact:	25.96%
Lender servicing fee:	1.00%	Estimated return:	-8.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1993	Debt/Income ratio:	10%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	32	Length of status:	15y 3m
Amount delinquent:	$766	Revolving credit balance:	$0	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	new_beginnings	Borrower's state:	Georgia	Borrower's group:	VietOne
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	17 ( 100% )	720-740 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	680-700 (Jun-2008) (Mar-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
New Beginning
I am a single mother of two daughters.?Paying so many different bills is such a stress.? I would like?to consolidate a couple of bills, just so that I can just make one payment.? Please consider my request for this loan.? I would greatly appreciate it.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420975
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	35.00%	Starting borrower rate/APR:	36.00% / 39.48%	Starting monthly payment:	$255.06

Auction yield range:	17.23% - 35.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1999	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,875	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	bazaar-triumph	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rose
Purpose of loan:
This loan will be used to help my girlfriend relocate to the United States.

My financial situation:
I am a good candidate for this loan because I have never paid a bill late or failed to pay a bill.

Monthly net income: $ 1750

Monthly expenses: $
??Housing: $ 685
??Insurance: $ 50
??Car expenses: $ 135
??Utilities: $ 50
??Phone, cable, internet: $?70
??Food, entertainment: $ 40
??Clothing, household expenses $0?
??Credit cards and other loans: $ 120
??Other expenses: $ 136
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420987
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.50%	Starting borrower rate/APR:	22.50% / 24.77%	Starting monthly payment:	$269.15

Auction yield range:	17.23% - 21.50%	Estimated loss impact:	19.22%
Lender servicing fee:	1.00%	Estimated return:	2.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1989	Debt/Income ratio:	22%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	2y 6m
Amount delinquent:	$130	Revolving credit balance:	$3,885	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dream2live	Borrower's state:	Georgia	Borrower's group:	Debt Consolidators
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	28 ( 100% )	660-680 (Latest)
Principal borrowed:	$8,900.00	< mo. late:	0 ( 0% )	660-680 (Dec-2007) 600-620 (Feb-2007)
Principal balance:	$2,018.39	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
2nd Step

I need this money to pay off an existing prosper loan and auto and credit cards. I would also like to reinvest within prosper. My credit has improved greatly since my last loan i hope to continue doing this with?you the lenders help.? I really believe in this community, my first loan?Prosper allowed me to pay off high interest loans freeing up money to help others and this will help me further the?refi of my prosper loan along wiwith my auto will take care of this payment allowing me to further improve ! My financial situation....?
My income in 2008 on my main job?approx?$58,300 should increase moderately?On my business i received? approx?? $16,200 after expenses? this total will?be around $17,000 @ 2009's end on my third job i received?$1,700?may slightly increase?next year.. monthly cashflow is no problem and will improve as a result of this loan.??????????????????????? thanks for your help.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420993
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1985	Debt/Income ratio:	41%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	24y 1m
Amount delinquent:	$0	Revolving credit balance:	$117,578	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	diligent-basis	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Plumbing Repairs
Purpose of loan:
This loan will be used to?
Remodel our Bathroom
I am a good candidate for this loan because?
I am a Truck Driver and I have been with the same company for 24 years.? I have lived in the same place for 24 years. My?wife also contributes her income.? I have always paid my bills and have never been late on a payment.? Most of the revolving credit is from a home equity line of credit (75%) we took out when my son was young to pay medical bills.???My Son?just graduated from high school and we just spent money on enrolling him in Tech. School, now?we find?there is a?need to remodel our bathroom.? It has mold and there are things that need to be ripped out and the plumbing repaired.? I will be doing most of the work myself along with a plumber friend, saving us thousands of dollars?.? Making the prosper payment will not be a problem we have a? second income my wife brings in.??I will also have my payments? automatically deducted through my bank account.?I also have a 401K?(with over 100K) I can tap into if the need arises.? I would appreciate any help and bids I can get.? Any questions are welcomed and I can verify Income and 401K if need be. Thanks?
My financial situation:
Monthly net income: $ 3,500
Wife's Income 2,000
Monthly expenses: $
??Housing: $ 450,00
??Insurance: $???200.00?
Car expenses: $ 100.00
??Utilities: $ 125.00
??Phone, cable, internet: $ 110.00
??Food, entertainment: $?400.00
??Clothing, household expenses $
??Credit cards and other loans: $ 1300
??Other expenses: $ 200.00????
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421017
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1990	Debt/Income ratio:	23%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	30	Length of status:	22y 0m
Amount delinquent:	$3,109	Revolving credit balance:	$4,671	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	meyouus	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	640-660 (May-2008)
Principal balance:	$790.72	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Doing some work on house.
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421021
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	21.98%	Starting borrower rate/APR:	22.98% / 25.26%	Starting monthly payment:	$328.94

Auction yield range:	8.23% - 21.98%	Estimated loss impact:	7.52%
Lender servicing fee:	1.00%	Estimated return:	14.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1999	Debt/Income ratio:	71%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,237	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ftcb07	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	760-780 (Latest)
Principal borrowed:	$13,000.00	< mo. late:	0 ( 0% )	800-820 (Jul-2008)
Principal balance:	$9,399.42	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Invest in Real Estate
I will use this loan to invest in real estate. I want to take advantage of investing in a 20 unit building that is fully occupied. I have waited for this opportunity and it has finally presented itself. Please help me become part owner of this building.

I am currently working and I will start a new job this month. I will continue to work at the job I am currently at and work at my new job as well.

I am a great candidate for this loan because?I pay my bills on time and have an?excellent credit history. I have never been late on any of my bills or missed a payment.? I can definitely?make the monthly payments to repay this loan?without any problem. I figure why not pay Prosper back ?instead of the bank. Thank you for taking the time to read my posting and considering me for loan.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421027
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$102.64

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1991	Debt/Income ratio:	15%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	30y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,696	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	44%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	49	Homeownership:	No
Inquiries last 6m:	0
Screen name:	magical-openness6	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off some bills
Purpose of loan:
This loan is to pay of a medical bill and a couple of other small bills.

My financial situation:
I am a good candidate for this loan because? i have been at my job for 30 years and i go to work every day

Monthly net income: $ 2000-2500

Monthly expenses: $
??Housing: $ 600
??Insurance: $130
??Car expenses: $ gasoline 50-75
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 50-100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 250
??Other expenses: $ none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421035
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$285.78

Auction yield range:	17.23% - 26.00%	Estimated loss impact:	19.50%
Lender servicing fee:	1.00%	Estimated return:	6.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1995	Debt/Income ratio:	58%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$33,148	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	the_fresh_one	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	660-680 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	680-700 (Feb-2008)
Principal balance:	$6,068.93	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Looking to Refinace my current Loan
Purpose of loan:
This loan will be used to reduce the current payments on my current prosper loan.? Due to current economic conditions I want to reduce the payments, by adding time, so that I have a bit more to put away per month.

My financial situation:
I am a good candidate for this loan because I pay all of my debts off, and I am committed to making a change in spending and buying habits. I am in the process of paying off my car this next month, but would like to pay off my current prosper loan of a little above 6000 with this loan, and allow me to reduce the monthly payment on it, freeing up a little more cash per month, for other bills.? I have been making monthly payments and have a good history with my current prosper loan.

Monthly net income: $ 2100

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 100
??Car expenses: $200 gas
??Utilities: $ 0
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $700
??Other expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421039
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,200.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.70%	Starting borrower rate/APR:	32.70% / 35.12%	Starting monthly payment:	$272.45

Auction yield range:	14.23% - 31.70%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1995	Debt/Income ratio:	43%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	24 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	21y 10m
Amount delinquent:	$0	Revolving credit balance:	$87,051	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bubbagracie	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	640-660 (Aug-2008)
Principal balance:	$2,310.51	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
High loan payoff/finish remodel
Purpose of loan:
This loan will be used to pay off a high?interest loan (HSBC?is 2400) and assist with the addition on our house to make father in law a little more comfortable.? We are short $3800 for this.??

My financial situation:
I am a good candidate for this loan because I am trustworthy, pay my bills on time (I know it appears I have too much credit, because of my debt to income ratio, but one loan for motor home at 11% (1991 winnebago which is up for sale for balance owing), one is for car for daughter, since she wasn't able to get a loan (finance company-honda prelude at 12%, one is HELOC with AG @7.8% fixed), one is new business loan @11%, one is 2006 Expedition @9%) plus various credit cards, one credit card almost maxed for tuition assistance for daughter @11/99%). ?I also have begun some consulting work from my home, and did that loan on my own,without my husbands assistance.
Monthly net income:? $7400

Monthly expenses: $
??Housing: $ 1348.00?Wells Fargo @6.00%? (PITI)
??Insurance: $ Auto is $60 per month, health?insurance fully paid by?employer, same for life?and disability
??Car expenses: $ 200?(I do get a mileage reimbursement which averages $300 per month)
??Utilities: $ 250?
??Phone, cable, internet:? $99?(comcast bundle)
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 2500 (includes those items I've mentioned above)
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421041
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	4.00%	Starting borrower rate/APR:	5.00% / 8.46%	Starting monthly payment:	$29.97

Auction yield range:	3.23% - 4.00%	Estimated loss impact:	0.59%
Lender servicing fee:	1.00%	Estimated return:	3.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Dec-1992	Debt/Income ratio:	26%
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	10y 3m
Amount delinquent:	$0	Revolving credit balance:	$35,558	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	mobius_titan	Borrower's state:	Virginia	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Testing the waters
Purpose of loan:
This loan will be used to see how the process works from the borrower side of the house, as well as establishing myself as a reliable borrower. I currently have about $2000.00 in loans, and have been a lender for over 2 years.

My financial situation:
I am a good candidate for this loan because I am very frugal with my money, reliable in my payment history, and have a steady career in the Navy.

Payment schedule: I plan on paying this off in 12 months, since loan is only being used to see the procedures from the borrower side, and to establish my payment history with Prosper community.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421053
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$145.07

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1998	Debt/Income ratio:	17%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	4 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	18	Length of status:	1y 7m
Amount delinquent:	$9,987	Revolving credit balance:	$0	Occupation:	Construction
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	credit-fox4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF MY CREDIT CARDS
Purpose of loan:
This loan will be used to? CONSOLIDATE MY CREDIT CARDS. I HAVE THREE CARDS EACH CARRYING A BALANCE OF ABOUT HALF THE LIMIT.? THE INTEREST RATES ARE PRETTY HIGH SO I WOULD LIKE TO CONSOLIDATE INTO 1 PAYMENT AND DECREASE THE INTEREST THAT I AM PAYING.?I AM CURRENTLY PAYING?1 AND A HALF TO 2X THE MINIMUM DUE IN ORDER TO PAY THESE DOWN MORE QUICKLY HOWEVER THE INTEREST RATE IS EATING UP ALOT OF THE PAYMENT. IT WOULD BE NICE TO BE ABLE TO CONCENTRATE ON JUST ONE PAYMENT.?

My financial situation:
I am a good candidate for this loan because?I AM EMPLOYEED FULL TIME WITH A NATIONWIDE COMPANY.? I MAKE A GOOD SALARY APPROX 70000.00 A YEAR.? I AM MARRIED AND MY WIFE?IS ALSO EMPLOYED FULL TIME. HER ANNUAL SALARY IS APPROX 25000.00 A YEAR.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421057
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$74.33

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-2006	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	10 / 10	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	13	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,384	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	lean-truth	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Expense
Purpose of loan:I was born three months early with Cerebral Palsy,weighed 2.2 pounds at birth, The Freshman year going into high school, I was hit by a car doing MPH while crossing in a cross walk on a major highway N. It shattered my ankle. The insurance payed for the initial operation back in June of 2002, when I was still a minor. They refuse to cover it now since it has been so long, and I am legally an adult. I need this loan to have the operation to get the three pins plates and screws in my ankle. They have need to come out for a little over two years now and I ideally would like to have it done by November of this year. I have tryed through several banks to get a loan for this operation, but they say it can not be financed because it is a pre existing injury. Feel free to ask any questions you may have. Your help is greatly appreciated and you will I repeat WILL be PAYED BACK IN FULL. My financial situation:I am a good candidate for this loan because?I have very minimal bills one credit card(Best Buy) with a balance of 318, witch will be payed of by early October.( on or around the 13th) a student loan(2,400) witch is only 50.00 a month automaticy debited from my bank on the 10th. and a cell phone bill that is around 105.00 a Month. My financial situation is well under control I receive 680.00 a month SSD and 131.00 a week unemployment ( granted I am looking for another job) The unemployment will not run out on me until Jan 2010, and I know for damn sure I cant go that long with out a job.My utilities and food are +- 50-75 depending on what I buy for food. 680.00 (SSD) 524.00 ( unemployment a month) Total: $1,204 ? My Rent is 200.00 a Month, but most months I get away with only paying 150.00Bills=155.00 (without best buy)Bills= 314.00( Splitting best buy between sept and October) paying off on october13200.00(Rent)314.00(Bills)514.00 (total).Its pretty obvious by the way I broke it down I will be able to make the payment well over the minimum ever month (I intend too) ?'s PLEASE ASK AWAY
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421075
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-2000	Debt/Income ratio:	47%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	6 / 7	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	23	Length of status:	5y 0m
Amount delinquent:	$5,300	Revolving credit balance:	$3,686	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$1-$24,999
Delinquencies in last 7y:	39	Homeownership:	No
Inquiries last 6m:	0
Screen name:	carebear1082	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 620-640 (Apr-2009) 620-640 (Oct-2007)
Principal balance:	$497.00	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Paying off debt
The purpose of this loan would be to pay off the remaining balances of debt I have so I can be in a better financial standing with myself and in a better position to help those in need around me.

I am a good candidate for paying off this loan because I have not defaulted in past loan payments and If I receive it I would be so grateful and know that I am given a chance to do the right things. So my way of saying thank you and #1 priority would be to make sure to pay back those who have helped me.

Monthly Net income $1300

Insurance $260
Car $350
Utilities $20
Internet $35
Food $50
Credit cards and other loans $250

Total? Monthly expenses ($965)?The purpose of this loan would be to pay off the remaining balances of debt I have so I can be in a better financial standing with myself and in a better position to help those in need around me.

I am a good candidate for paying off this loan because I have not defaulted in past loan payments and If I receive it I would be so grateful and know that I am given a chance to do the right things. So my way of saying thank you and #1 priority would be to make sure to pay back those who have helped me.

Monthly Net income $1300

Insurance $260
Car $350
Utilities $20
Internet $35
Food $50
Credit cards and other loans $250

Total? Monthly expenses ($965)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421083
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.38%	Starting borrower rate/APR:	12.38% / 14.52%	Starting monthly payment:	$166.98

Auction yield range:	4.23% - 11.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-2001	Debt/Income ratio:	60%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	16	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$428	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$1-$24,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	1
Screen name:	neighborly-basis	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off student loan
PURPOSE OF LOAN:
I am using it to pay off the rest of my student loan. I am currently making payments of $109 a month and have about 7 years left on it. I owe about $8000 left on it. With the $5000 I can pay off the whole amount and just get rid of it. Ever since Chase took over my loan I have only been making payments on interest only and no payments on principal. I'd rather pay you all than pay all that interest to Chase.

FINANCIAL SITUATION:
I am a full-time server at Wasabi Sushi Bar in New Orleans. I bring home around 3000 a month and my bills are only a little over 1000 a month. I have been rebuilding my credit for the last 5 years and havent had a late payment in that time. I will only be paying another 60 bucks a month more than with my student loan and it is worth it because I wont be paying all that interest. You can be assured I will pay you back. Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421089
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.73%	Starting borrower rate/APR:	23.73% / 26.02%	Starting monthly payment:	$78.18

Auction yield range:	8.23% - 22.73%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-2005	Debt/Income ratio:	14%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	2 / 2	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$841	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	mysticle31	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fix Miata, Getting Credit History
Purpose of loan:
This loan serves three purposes.? It helps me fix my 1990 Miata, establish a good credit rating, and establish a Prosper history.? I got the 90 Miata for free as it needs some work.? It needs a top, a radiator, some minor interior work, tires, paint, two new speakers, shocks and will soon need a clutch.? The money from this loan will go into making it a nice, fun, fuel efficient daily driver.? The car has 130K on it, but it has had some horrible owners who did not take care of it.? I will be doing all the work myself.This loan also will help me to establish a credit rating and a history on prosper, which is good for my financial future when I'm on to UC.

My financial situation:
I have a solid part time job that I have been working since July 2007.? I don?t make much, but I have minimal monthly expenses as I live at home with my parents.? My big bills are my $60/mo car insurance, $60/mo phone bill, $30/mo for cloths and other things, and ~50/mo for food, movies and other fun.I pay all those bills on my credit card and then pay it off every couple months in an attempt to get credit history.

Monthly net income: $ ~600

Monthly expenses: $ 200
??Housing: $ 0
??Insurance: $ 60
??Car expenses: $
??Utilities: $ 0
??Phone, cable, internet: $ 60
??Food, entertainment: $ 50
??Clothing, household expenses $ 30
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421099
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-2005	Debt/Income ratio:	26%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,768	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	boo5308	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	620-640 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	620-640 (Nov-2007)
Principal balance:	$1,912.45	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
No late payments here
Purpose of loan:
This loan will be used to? pay off my existing prosper loan and my wells fargo credit card making it into one payment and one intrest charge to save some money

My financial situation:
I am a good candidate for this loan because? my husband and I are very stable in our jobs.I am second in charge as a assistant administrator for a low income senior community and have been there for three years and counting I enjoy helping the elderly at my job and don't plan on leaving soon.I have never had a late payment on any accounts I have or had and always pay every bill on time or even before its due.We don't go out very often leaving us more money to put into a savings account for are future.We are very happy the way things are for us currently and just want to save more money by setting up one payment instead of two.Thank you

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 65
??Car expenses: $135
??Utilities: $ 30
??Phone, cable, internet: $90
??Food, entertainment: $ 125
??Clothing, household expenses $100
??Credit cards and other loans: $ 240
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421105
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1989	Debt/Income ratio:	38%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	18 / 18	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	67	Length of status:	4y 1m
Amount delinquent:	$2,180	Revolving credit balance:	$23,147	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	basketbel65	Borrower's state:	Oklahoma	Borrower's group:	HARD MONEY LOANS
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 100% )	620-640 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	640-660 (May-2009) 620-640 (Jan-2008) 620-640 (Feb-2007)
Principal balance:	$2,457.98	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
Payoff Owed Taxes
ABOUT ME: I am 43 years old, and have been married for 6 years.? I have been with my current employer for 4 years; but I have worked in the computer field for?20 years.EXPLANATION OF BAD CREDIT: ?We have a discharged bankruptcy from October, 2004.? We both went through divorces in 2002 which caused us to have to declare bankruptcy.? The credit card debt was run up and my ex-spouse left me with the debt.? He was required to payoff some of the credit card debt by the divorce; but, in the state of Oklahoma this is not enforceable.? They only enforce child support.? The DQ's showing are all accounts which were written off from the bankruptcy.? There is one account to HSBC which shows a repossession.? We settled this account with them.? We also have a rental home that we are working with the lender to do a deed in lieu of mortgage because our renter had to move out and we are no longer able to rent the house for the mortgage payment.? We are finally able to work on rebuilding our credit; but, it is a slow process.? I have a current Prosper Loan which was taken out in March of 2007.? This loan has always been current and will payoff in March of 2010. WHAT I WILL DO WITH THE MONEY: Proposed payoff: I want to put $7,500.00 towards the amount owed to the IRS.? They recommend borrowing the money because it is cheaper than their penalty and interest rate. CLOSING REMARKS TO LENDERS: I have worked very hard to reestablish my credit.? I have made all payments due on my prosper loan on time.? I will continue to do this until all payments have been made.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421123
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-2005	Debt/Income ratio:	69%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$8,841	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	glimmering-bid	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Hiring Business Development Staff
Purpose of loan:
I founded Nuevo Media Group, LLC, dba Dialogo (www.prdialogo.com) is an independent public relations firm in 2008, launched this month, and located in San Diego, California. We help brands gain exposure and relevantly dialogue with Hispanic consumers, to drive sales. Prior to Dialogo, I worked on communications programs where I grew teams responsible for experiential marketing campaigns, and provided leadership on street ?guerrilla? communication initiatives. To pay for my start-up, I moonlight working at a restaurant full time.

Our new Director, Marisa Vallbona, APR, Fellow PRSA has 20 years in PR, has won the Silver Anvil four times and?she is this year's co-chair of the Public Relations Society of Amecia Convention. Marisa has written and published articles in a number of newspapers and magazines, and has experience leading PR teams representing world-renowned organizations such as Blockbuster, 7-Eleven and XM Satellite Radio, which have led her to win four prestigious Silver Anvil Awards (the Silver Anvil Award is the top national award in the public relations industry) and Best of Show Award from the Public Relations Society of America.

This loan will be used to hire a business development specialist?to bring in new accounts, and revenue.?

My financial situation:
I am a good candidate for this loan because I have never been late on any obligations, I have a great business model and I personally guarantee the debt.

Monthly net income: $ 1600

Monthly expenses: $ 1300
??Housing: $?500
??Insurance: $?50
??Car expenses: $500
??Utilities: $?50
??Phone, cable, internet: $ 50
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421163
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1998	Debt/Income ratio:	25%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	15y 3m
Amount delinquent:	$0	Revolving credit balance:	$13,723	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	cfinna8	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	47 ( 100% )	600-620 (Latest)
Principal borrowed:	$12,401.00	< mo. late:	0 ( 0% )	600-620 (May-2008) 580-600 (Apr-2008) 580-600 (Mar-2008) 580-600 (Feb-2008)
Principal balance:	$4,329.47	1+ mo. late:	0 ( 0% )
Total payments billed:	47
Description
3rd Prosper Loan (NO LATE)
Purpose of loan:
This loan will be used to consolidate additional debt.

Monthly net income: $ 3920.00 (myself)-2600.00(spouse)-1320.00

??Housing: $ 800.00
??Insurance: $ 120.00
??Car expenses: $ 410.00
??Utilities: $ 280.00
??Phone, cable, internet: $ 220.00
??Food, entertainment: $ 600.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 500.00
??Other expenses: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421175
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$184.75

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	10 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	17	Length of status:	17y 0m
Amount delinquent:	$0	Revolving credit balance:	$16,965	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	mountains59	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	680-700 (Latest)
Principal borrowed:	$18,000.00	< mo. late:	0 ( 0% )	720-740 (Nov-2007)
Principal balance:	$8,937.19	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
prepare to expand business
Purpose of loan:
This loan will be used to help purchase second piece of rental equipment.

My financial situation:
I am a good candidate for this loan because I expect steady income growth during coming year. I offer low cost tractor rentals, and demand is becoming stronger.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421193
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.11%	Starting borrower rate/APR:	21.11% / 24.92%	Starting monthly payment:	$37.73

Auction yield range:	8.23% - 20.11%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1997	Debt/Income ratio:	1%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	7 / 1	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	42	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$273	Occupation:	Accountant/CPA
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	7%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	2
Screen name:	jokerj006	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
rebuild credit score
Purpose of loan:

I had to file bankruptcy because of some bad business debts that I personally guaranteed. I have a long history of excellent credit and still have a credit card through my bank. My credit score is back to the mid 600?s three months after bankruptcy. I want to obtain this loan to establish credit for an installment loan and raise my credit score.? The?1k of funds?will be held in a T-Bill with Treasury Direct.Thank you
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421205
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.11%	Starting borrower rate/APR:	21.11% / 23.36%	Starting monthly payment:	$75.46

Auction yield range:	8.23% - 20.11%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1977	Debt/Income ratio:	63%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	22 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	32y 11m
Amount delinquent:	$0	Revolving credit balance:	$14,753	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	blaclkbutter	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	640-660 (May-2008)
Principal balance:	$2,396.80	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
I deserve a vacation
Purpose of loan:
This loan will be used to I need a vacation?? because i have not been any where in about 7 year? and i deserve one.

me and i work at my job for 33 years im dedicate trusting person.

t income: $ 2,000

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421211
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$123.17

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1991	Debt/Income ratio:	32%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	21y 11m
Amount delinquent:	$0	Revolving credit balance:	$45,078	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	mychoice46	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	12 ( 100% )	700-720 (Latest)
Principal borrowed:	$4,025.00	< mo. late:	0 ( 0% )	640-660 (Aug-2008) 580-600 (Dec-2007) 560-580 (Nov-2007) 600-620 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
"Rebuilding"
1. First of all, I would like to thank each and everyone that supported me in funding my last loan, or which I have paid in full without default.2. Hello?I am full time US Army soldier with 21 years of service. With?two previous and paid loan with prosper.3. History: This is an attempt to obtain a new loan, my last two loans was a three year loans which?I paid both on time and early.4. Purpose: I plan use this loan for some personal moving and storage expenses while in transistion to my new duty station at Ft Campbell KY. The Army will reimburst me once my move is completed. But since I am renting at my new duty station?I ?have delayed the shipment of my household good due to space.? 5. I know that if you invest in me, you will i will no be a disappointment.?However rest assured that I will continue to pay my loan on time as I did with the previous two?loan. 6. Thanks in advance for your support.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421217
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.28%	Starting borrower rate/APR:	31.28% / 33.68%	Starting monthly payment:	$302.09

Auction yield range:	11.23% - 30.28%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1981	Debt/Income ratio:	21%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	23 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	8y 5m
Amount delinquent:	$0	Revolving credit balance:	$104,256	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	wise-adventurous-kindness	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Private school tuition
Purpose of loan:
This loan will be used to partially finance tuition for one of my sons at a private k-12 accredited boarding school. He is an exceptionally bright and enthusiatic kid who desires to be constantly challenged to his utmost ability.?I recognize his potential and want to provide him the best education and opportunity for future success.

My financial situation:
I am a good candidate for this loan because I am a responsible parent with a secure full time job who meets all financial obligations as committed.
Monthly net income: $ 7982

Monthly expenses: $ 6303
??Housing: $ 1527
??Insurance: $ 126
??Car expenses: $100
??Utilities: $ 250
??Phone, cable, internet: $ 300?
??Food, entertainment: $ 1000
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 2500
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421223
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.11%	Starting borrower rate/APR:	21.11% / 23.36%	Starting monthly payment:	$113.19

Auction yield range:	8.23% - 20.11%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1998	Debt/Income ratio:	22%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$16,789	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	1
Screen name:	golden-platinum	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for Training Program
Purpose of loan:
This loan will be used to pay for tuition for a training program in event planning because I am looking to switch careers.

My financial situation:
I am a good candidate for this loan because after having a problem in the past, I have managed to mange my money and debts and have been paying every thing on time with no delinquencies for over a year.

Monthly net income: $ 2300

Monthly expenses: $ 1084
??Housing: $ 0
??Insurance: $0
??Car expenses: $0
??Utilities: $ 80
??Phone, cable, internet: $ 45
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 629
??Other expenses: $ 30
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421229
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,999.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.90

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1996	Debt/Income ratio:	10%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	27	Length of status:	5y 6m
Amount delinquent:	$2,107	Revolving credit balance:	$1,043	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	4
Screen name:	lgeuther	Borrower's state:	Illinois	Borrower's group:	Debt Consolidators Unite!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,999.00	< mo. late:	0 ( 0% )	660-680 (May-2009) 540-560 (Jan-2007) 520-540 (Oct-2006) 520-540 (Sep-2006)
Principal balance:	$432.04	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
putting new roof on house
Hello everyone,
This would be my second loan from prosper, the first will be paid off with this one, My credit score has improved by more than 100 points since my last loan. I have not been late on the first loan and I have not been late on any of my bills for over 3 years. I also have a very low debt to income ratio. I have also been promoted since my last loan and my income has increased. This loan will help put a new roof on our home. I am hoping that you all will believe in me a second time and help me out with a loan, I promise you will not regret it. Thanks again
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421241
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1994	Debt/Income ratio:	20%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$32,907	Occupation:	Engineer - Chemical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	102%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	ninja884	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Credit Card Debt
Purpose of loan:? This loan will allow me to immediately close two smaller cards and consolidate payments into one.? With credit cards, as I pay on them it frees up credit for me to utilize again and this cycle is keeping me in debt.? A loan through Proposer will help me reach my goal of being debt free.? My track record shows that I always pay on time and have no delinquencies.?

My financial situation:? About three years ago at the top of the housing market I sold my first home for a substantial profit and purchased a new home with a large down payment.? At the time this was a good move because it made my payments low and provided me with the ability to live within a budget that wasn?t paycheck to paycheck.? A better decision may have been to invest some of the money in an account that had the flexibility to withdraw funding when needed but I figured that I could take money out of my home if I absolutely had to.? With today?s problems with financial institutions and the housing market, home equity loans are now a thing of the past. I don?t live extravagantly with lots of toys or fancy cars because I am a father of two and want to ensure that my children?s future is secure through higher education.? I have set up educational accounts for them through automatic withdrawals at work, I have tried to maximize my retirement investments, and I have invested in myself through continuing education forums to keep me one step ahead of the pack in my profession.? These expenses have reduced my take home income and have created out of pocket expenses that I paid for with credit cards.? I know that these were good moves but they?ve also left me with uncured debt that I would like to get rid of.?

Employment Status: ?I?ve been an Engineer for 12 years (I have a B.Sc. in Civil Engineering and a B.SC. in Chemical Engineering) and have worked with my current company for 7 years.

Monthly net income: $ 86000

Monthly expenses: $ 3470
??Housing: $ 2200
??Insurance: $ 120
??Car expenses: $ 100
??Utilities: $ 300
??Phone, cable, internet: $ 50
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 500
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421247
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$263.73

Auction yield range:	17.23% - 20.00%	Estimated loss impact:	26.13%
Lender servicing fee:	1.00%	Estimated return:	-6.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1990	Debt/Income ratio:	28%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	63	Length of status:	13y 8m
Amount delinquent:	$6,794	Revolving credit balance:	$18,754	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$100,000+
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	CMJsupply	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	23 ( 85% )	640-660 (Latest)
Principal borrowed:	$30,000.00	< mo. late:	3 ( 11% )	640-660 (Oct-2008) 640-660 (Sep-2008) 660-680 (Feb-2008) 660-680 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	1 ( 4% )
Total payments billed:	27
Description
3rd Loan-Fair Rate-I Pay Loans Back
Purpose of loan:
Isn't a guaranteed 20% Lender Yield Rate better than 30% to 35% that will probably go into default?? I am also a lender on Prosper and have had 5 out of 14 loans go into default.? I know how frustrating it is when that happens.? That feeling in itself would keep me from defaulting on this loan.? I was one of the 1st $25,000 loans with an E credit grade on Prosper.? I have since paid that loan off and got a 2nd loan for more inventory to sell on Ebay.? That loan has also been paid back.? My Ebay user id is cmjsupply.? I have been a member of Ebay since December 19, 1999 and have a 100% Feedback score of 3645 which is Very Rare.? I always put my customers first which I think you can see by my Ebay Feedback score.? I will use this money to again purchase more inventory.? My previous Prosper history should give additional confidence to anyone wanting to bid on my loan.? The new Prosper rating system seems a little messed up.? I went from a B to a HR but my Prosper history should answer any questions.

My financial situation:
I am still working to be debt free.? My son had brain surgery 4 years ago in March and some of those deliquencies have now shown up on my credit score.? I will pay these medical bills off in the future but I am focusing on getting debt free with creditors first.? The financial breakdown below does not include my Ebay income, which is about $1000 a month.?

Monthly net income: $ 7000.00

Monthly expenses: $
??Housing: $ 2200.00
??Insurance: $ 165.00
??Car expenses: $ 750.00
??Utilities: $ 400.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 500.00
??Other expenses: $ 150.00
? New Prosper Loan: $ 357.00

? TOTAL: $ 5172.00

? Monthly Left Over: $ 1828.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421259
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$108.80

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1996	Debt/Income ratio:	31%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	15 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	9y 2m
Amount delinquent:	$0	Revolving credit balance:	$16,431	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	ericolivia	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 100% )	680-700 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	700-720 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Putting in New driveway and Carpet
Purpose of loan:
This loan will be used to?put in a new driveway at the house my wife and i just bought about 7 months ago.

My financial situation:
I am a good candidate for this loan because?I have the ability to repay a loan on time if not even early.

Monthly net income: $
3300.00

Monthly expenses: $
??Housing: $682.50
??Insurance: $100.00
??Car expenses: $319.00
??Utilities: $50.00
??Phone, cable, internet: $50.00?
??Food, entertainment: $100.00
??Clothing, household expenses $50.00?
??Credit cards and other loans: $450
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421265
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	30.80%	Starting borrower rate/APR:	31.80% / 34.20%	Starting monthly payment:	$130.33

Auction yield range:	14.23% - 30.80%	Estimated loss impact:	15.41%
Lender servicing fee:	1.00%	Estimated return:	15.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-2000	Debt/Income ratio:	6%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	0 / 0	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	7y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Trina101	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 93% )	660-680 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 7% )	660-680 (Jun-2008)
Principal balance:	$1,313.33	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
AUTO REPAIRS
Purpose of loan:
This loan will be used to? CONSOLIDATE BILLS

My financial situation:
I am a good candidate for this loan because??MY PRAYER IS TO BE DEBT FREE?SO THAT I CAN HELP OTHERS, AND WHEN THIS PRAYER IS?MANIFESTED I WILL HAVE A TESTIMONY OF HOW I CAME?TO THIS PLACE IN MY LIFE AND I?CAN THEN BE?A??LENDER AND?NOT THE BORROWER.??

Monthly net income: $ 1500.00

Monthly expenses: $?1405.00
??Housing: $ 395.00
??Insurance: $ 95.00
??Car expenses: $ 100.00
??Utilities: $?245.00
??Phone, cable, internet: $ 85.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $?385.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421289
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$273.03

Auction yield range:	17.23% - 17.50%	Estimated loss impact:	18.97%
Lender servicing fee:	1.00%	Estimated return:	-1.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-2001	Debt/Income ratio:	22%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$20,003	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	likeable-integrity	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards.
Purpose of loan:
This loan will be "solely" used to consiladate ALL of my credit card and retailer revolving debt.

My financial situation:
I am a good candidate for this loan because I understand the benefits to eliminating any revolving debt.? I just returned from my third deployment from Iraq and invested my 28,000 dollar signing bonus into some stocks to include Coal, Oil, and Geothermal companies, but as everyone knows now with how everything has turned out it would be stupid to sell now.? But while I wait, the money that would have paid everything off is going to take some time to build back up and meanwhile im paying money on top of money that I shouldn't.? Should I be able to pay all these off I would close all accounts and rely on one much smaller limit rewards card.? I Implore anyone who will assist me as I have always made my payments on time and over the minimum, its just not enough right now when combined its a total 7 payments with an average of 20 percent interest.

Monthly net income: $ 6,000

Monthly expenses: $
??Housing: $ 700.00
??Insurance: $ 100.00
??Car expenses: $?approx 600.00? <---- like to?pay extra????
??Utilities: $ none
??Phone, cable, internet: $ 130.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $
??Credit cards and other loans: $ 400.00
??Other expenses: $ mortage 1365.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421295
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.28%	Starting borrower rate/APR:	31.28% / 33.68%	Starting monthly payment:	$388.40

Auction yield range:	11.23% - 30.28%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1993	Debt/Income ratio:	21%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	17 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	16y 8m
Amount delinquent:	$0	Revolving credit balance:	$12,877	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	rescue13guy	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:his loan will be used to....Consolidate credit cards.

My financial situation:
I am a good candidate for this loan because? Hello I am requesting this loan to pay off multiple credit cards. I feel if I can obtain this loan it will make it much easier to pay off these debts. I am earning steady income working my current employment. I am very dependable when it comes to paying my bills. I always make sure payments are in on time in the correct amount and sometimes more. I earn around 6000-6500 monthly including overtime which is 20 plus hours each pay period. Thank you in considering this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421307
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-2001	Debt/Income ratio:	23%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,118	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	mwd2411	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 92% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 8% )	560-580 (Jul-2008)
Principal balance:	$2,050.61	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
New Car & More!
Purpose of loan:
This loan will be used to purchase a new vehicle. The engine blew up on my current vehicle and it's time for an upgrade.

My financial situation:
I am a good candidate for this loan because I have ALWAYS repaid my debts. I make timely payments and am very reliable. I have a steady full time job and have been with the company for 9 years. I am an accountant for a large corporation and make over $45,000/year. I keep tight tabs on my finances and track every dollar I spend. I am very honest and trustworthy and won't let anyone down!

Monthly net income: $ 2,500

Monthly expenses: $ 1450
??Housing: $300
??Insurance: $50
??Car expenses: $100
??Utilities: $100
??Phone, cable, internet: $100
??Food, entertainment: $250
??Clothing, household expenses $50
??Credit cards and other loans: $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420852
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	14 / 14	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	24	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$12,614	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	skillful-trade	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expand business
We are looking for a loan to expand our cell phone business. We currently have one location and are looking to take over a second.

Our first location has been open since October of last year (2008). We now have an opportunity to take over a second location. It's a location that has been open for more than five years and is well established.

Total monthly expenses (including payroll, rent, utilities, etc.) have averaged $7940 for the last year. Total monthly profits averaged $8690. We will immediately be able to reduce expenses by $2080 by managing the store ourselves instead of retaining the current manager, thus increasing profits.

We are confident that with our knowledge and experience in the industry we can increase current sales by 30% by December of this year and another 20% by June of 2010. By the end of 2010 we project profits of $19500 per month. We are confident that this is possible because this business has seen such numbers in the past. They struggled in 2008 because of a lack of a hands-on owner/operator and proper training for employees.

$3000 will be used for inventory purchases. The rest will be used as working capital.

We have excellent history repaying our business (and personal) loans, and have never been late or missed a payment. This expansion will help us take our business to the next level. With two stores, we will have a greater advertising power and also a greater chance for future expansion.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420924
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1989	Debt/Income ratio:	18%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	11y 1m
Amount delinquent:	$0	Revolving credit balance:	$4,193	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	blazing-revenue	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate for college student
Purpose of loan:
We recently bought a home and have a child that started college at the same time.? I need to pay off one of my bills for $2,000, fix his truck to drive to school and buy his books.? He is an A student and has a bright future.?

My financial situation:
I am a good candidate for this loan, because I am secure in my job as a elementary school principal.? Over the last three years, I have worked to re-established my credit after a bad investment with my husband.? I have recently purchased a home and our money went into the move, along with deposits for utilities and college fees.

Monthly net income: $ 96,000

Monthly expenses: $
??Housing: $ 1763
??Insurance: $ 286 (auto & home)
??Car expenses: $ 700
??Utilities: $ 507
??Phone, cable, internet: $ 210
??Food, entertainment: $ 900
??Clothing, household expenses $ 600
??Credit cards and other loans: $ 400
??Other expenses: $ 500 (misc for college student, gas, etc.)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420978
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-1994	Debt/Income ratio:	44%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	7y 9m
Amount delinquent:	$0	Revolving credit balance:	$411	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	5%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	LUCIANOR	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	16 ( 100% )	680-700 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	680-700 (Apr-2009) 660-680 (Jan-2008) 640-660 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
LAYING OFF McDONALS FOR GOOD
Purpose of loan:
This loan will be used to?PAY FIRST AND LAST MONTH? ON THE (LEASE) PLUS BUY SOME EQUIPMENT***PLEASE HELP ME ON MY QUEST HERE MEMBER'S.... SMALL BUSINESS ASSOCIATION (THEY WILL LIKE TO HELP ME **THE CATCH IS MY BUSINESS NEEDS TO STABLISHED FOR AT LEAT ON YEAR PRIOR TO THE APPLICATION*** SO REASON WHY I CAME TO PROSPER***LIKE A STOVE A COMERCIAL/USED FREEZER SOME COUNTER/STEEL TABLES, FOR PREP.SIGN. (SODA MACHINE OR OTHER DRINKS MACHINES
I WILL BE TALKING TO THOSE VENDORS LIKE PEPSI OR COKE.. TO ALOUD ME TO USE THEIR EQUIPMENT FOR THEIR PRODUCT)
TABLES FOR EATING... MAY NOT BE REQUIERED BECAUSE THE LOCATION IS TO SMALL PLUS BUSINESS LIKE RESTAURANTS (NO CHAIR OR EAT IN ALOUD TAKE OUT ONLY>>.

My financial situation:
I am a good candidate for this loan because?@ THIS POINT MY?SPOUSE AND I WE BOTH ARE WORKING?
SO SOON IS WE OPEN THIS BUSINESS/MY WIFE WILL BE THE ONE WHO?BE QUITING HER?JOB?@ McDONALDS
SHE WILL BE HANDS ON THE JOB...?ON THE BURGER STAND..

Monthly net income: $ 3,750

Monthly expenses: $2,088
??Housing: $ 596.13
??Insurance: $ 226
??Car expenses: $?351
??Utilities: $?95
??Phone, cable, internet: $?75
??Food, entertainment: $?150
??Clothing, household expenses $ 200 MONTHLY
??Credit cards and other loans: $ 175?
??Other expenses: $ 220
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420990
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-2008	Debt/Income ratio:	33%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$536	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	accruer4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
School Expenditures
Purpose of loan:
This loan will be used to?
Help pay for school costs for this year
My financial situation:
I am a good candidate for this loan because?
I am extremely responsible and pay off all of my debts on time.
Monthly net income: $
1200
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 59
??Car expenses: $ 349 car payment a month
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 50?a month
??Other expenses: $
0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420996
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	29.53%	Starting borrower rate/APR:	30.53% / 32.92%	Starting monthly payment:	$1,068.56

Auction yield range:	8.23% - 29.53%	Estimated loss impact:	9.21%
Lender servicing fee:	1.00%	Estimated return:	20.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1978	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	6	Length of status:	9y 7m
Amount delinquent:	$0	Revolving credit balance:	$17,901	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	silver-formula	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping my daughter with schooling
Purpose of loan:
This loan will be used to help my daughter with school.? She's wanted to get a loan herself but I insisted I'd do it because I didn't want her?to mess up her credit score as we all know college students make a heavy dent in credit ratings. So she'll just pay me back and we've drafted up a whole deal for it.

My financial situation:
I am a good candidate for this loan because I have a six figure income and a steady job that I've had for over ten years.? I am happy to pay back all debts owed but need cash fast and I like the idea of people lending to one another, helping each other out instead of banks using citizen's money for their own selfish gains.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421002
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1989	Debt/Income ratio:	31%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	20 / 13	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	51	Length of status:	0y 11m
Amount delinquent:	$576	Revolving credit balance:	$8,402	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	ramwea	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	22 ( 96% )	620-640 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	1 ( 4% )	660-680 (Sep-2008) 660-680 (Jun-2008) 660-680 (Mar-2008) 660-680 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Paying off revolving credit.
Purpose of loan:
This loan will be used to? pay off revolving credit.

My financial situation:
I am a good candidate for this loan because? I pay my bills on time and am very responsible.
I had a little trouble last fall after Hurricane Ike and changing jobs at the same time, but am now back on track.
I am attempting to be debt-free in 3 years.

Monthly net income: $ 4,667

Monthly expenses: $
??Housing: $?1000.00
??Insurance: $?111.66
??Car expenses: $ Gas?$100-$150
??Utilities: $ $250
??Phone, cable, internet: $ $130
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $?932
??Other expenses: $ 80
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421008
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$725.36

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1998	Debt/Income ratio:	28%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	15 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	8y 6m
Amount delinquent:	$0	Revolving credit balance:	$11,872	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	46%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	MaxFitness	Borrower's state:	Oklahoma	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	19 ( 100% )	720-740 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-640 (Jan-2008) 600-620 (May-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
grow my DJ/Karaoke Business
Purpose of loan:? Purchase more equipment to fulfill the new contracts I have.

I?own a DJ/Karaoke?service alled Mobile Sound Perfection.? You can view my mysapce page at www.myspace.com/mobilesoundperfection.? I started my?DJ service?back in Feb 2007.? The first prosper loan I applyed for was for 1000.00 dollars and that was for equipment.? Well here I am again in need of more?equipment and I want to?consolidate some of my credit cards.? I would rather pay the interest to my fellow peers than the credit card companies.? My DJ?service is growing faster than I can keep up.? Not a bad problem to have.? I will use the money for more equipment, advertising and consolidating.????
My financial situation:
I am a good candidate for this loan because I have had?a prosper loan in the past but have paid it as promised.? I have never been late and am never late on any of my other payments.? My debt to income ratio is?only 18%.??

I am the?Workers' Compensation & Disability manager?for IC of Oklahoma and have been for almost?9 years.? My wife just received her degree in elementry education from NSU and should start teaching within a month or two.? That will add an additional 32,000 to our income.?

Monthly net income: $

65,000 per year?from IC of Oklahoma?and?24000 per?year from my DJ business and soon will add 32,000 when wife gets her teaching?job.?

Monthly expenses: $
??Housing: $ 1310
??Insurance: $ 106
??Car expenses: $ 291
??Utilities: $ 200
??Phone, cable, internet: $ 160?
??Food, entertainment: $ 350
??Clothing, household expenses $ 150?
??Credit cards and other loans: $ 150 This will be consolidated into this prosper payment
???Company Credit Card: $ 200? This will be consolidated into this prosper payment

Total $ 2917.00 in monthly expenses.
$1000.00 per month goes into college savings for my kids.? I have 3 girls.

$3917.00 total out of pocket per month

Pay after taxes per month?5211.00 from IC of Oklahoma.? Pay after taxes? per month from DJ service which is growing, $1,600.00.
Total monthly income after taxes is $6,811.00.? This doesnt take into account when my wife starts teaching which will be an extra 32k per year.
$2894 left after bills paid and college is saved.

The equipment I need to purchase costs $8,000.? I am going to use $3,000 out of my savings and the other 15,000 left from this loan will pay off my Tulsa Teachers Credit Union Visa Card and my Household Bank Mastercard.

This loan would help tremendously.? I will be married 10 years on August 27th and am 30 years old.? I am very stable and always pay back my debts.? Please feel free to email me with any questions or concerns that you might have.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421014
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,585.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$106.13

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1979	Debt/Income ratio:	87%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	18 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$81,034	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	payment-motor55	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan Payoff
Purpose of loan:
This loan will be used to pay off a high interest balance on a loan

My financial situation:
I am a good candidate for this loan because I always pay my bills on time, trustworthy, have never missed a payment on my many credit cards, motor home loan, or auto loan.? I do have a lot of credit, from using our cards for a large home remodel, since the housing market worth isn't what it should be so not feasible to do home equity loan until?remodel complete, which?will then enable us to reduce the debt to income substantially.? ?

Monthly net income: $ 2500 plus mileage expense, only work 30 hours per week.? Please note I also have?income from spouse, which makes our total household income average of $7,400 per month.??? Monthly expenses: $
??Housing: $ 1281
??Insurance: $ 89
??Car expenses: $ 200
??Utilities: $ 300
??Phone, cable, internet: $ 99 per month
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $?1000
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421020
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$130.07

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1995	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	4 / 3	Employment status:	Not employed
Now delinquent:	1	Total credit lines:	14	Length of status:	0y 2m
Amount delinquent:	$38	Revolving credit balance:	$69	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	organized-durability0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for College & New Career
Purpose of loan:
Finance occupational certification program: Combination Welder

My financial situation:
Dear prospective lender -

As of August 31 '09 I will be starting a two-year certification program to become an occupational Combination Welder. I've applied for financial aide through FAFSA, but do not qualify for financial assistance for this school year due to last year's earnings, which was above the income maximum one must have to qualify for federal educational assistance.?

I will be reapplying in January '10 for financial education aide, once again through FAFSA. At which point I will have a greater chance of receiving a grant and/or loan for the 2010 school year, since my financial need for tuition and supplies will be reflected on my 2009 income tax return.

My goal is to payoff this loan by next year and proceed to finance my education through student grants and/or loans awarded to me through FAFSA.

Thank you for your time.? I look forward to hearing from you.

Gratefully,
Prospective Borrower

Monthly net income: $ 800

Monthly expenses:
??Housing: $
??Insurance: $ 103
??Car expenses: $ 500
??Utilities: $ 40
??Phone, cable, internet: $ 49
??Food, entertainment: $ 175
??Clothing, household expenses $
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421032
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.59%	Starting borrower rate/APR:	25.59% / 27.90%	Starting monthly payment:	$200.36

Auction yield range:	11.23% - 24.59%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1989	Debt/Income ratio:	15%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	17 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$75,504	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	daydream4	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay for credit cards.
My financial situation:
I am a good candidate for this loan because I have a stable job and excellent credit.? Very responsible and have not missed any payments.
Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421036
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$114.57

Auction yield range:	14.23% - 21.00%	Estimated loss impact:	15.64%
Lender servicing fee:	1.00%	Estimated return:	5.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1993	Debt/Income ratio:	19%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	14y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,822	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	0
Screen name:	jamnlife	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	620-640 (Dec-2007)
Principal balance:	$1,100.35	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
to consolidate debt pay for school
Purpose of loan:
This loan will be used to? to consolidate debt and help pay for schooling for my child.

My financial situation: Is good now. I have been at my present job 14.5 years. I have a computer business out of my home for extra income and a part time job for more extra income. My wife also works a part time job.?I filed a chapter 7 bankruptcy in June 2007 for $120,000 in medical bills from my wifes car accident and credit card debt so you know my loan will be repaid since I cant file for bankruptcy for 7 years. My bankruptcy was discharged in Aug. 2007. I also have one prosper loan that has been on time every time.

Monthly net income: $2400+

Monthly expenses: $1600
??Housing: $600 rent
??Insurance: $ 59 car
??Car expenses: $40 gas
??Utilities: $ 130
??Phone, cable, internet: $131
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans:CC $60?$ 65 student loan?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421038
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$74.33

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	3 / 2	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	11	Length of status:	3y 1m
Amount delinquent:	$7,493	Revolving credit balance:	$1,860	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	2
Screen name:	joyous-income	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Improve My Credit Score
Purpose of loan:
This loan will be used to help me improve my credit score by making monthly payments accurately and on time.??

My financial situation:
I am a good candidate for this loan because I?am very dedicated to improve my life personally and professionally.?I am the owner of?a small business that is beginning to do well. Unfortunately, I experienced a severe personal tragedy 5 years ago that led to 3 negatives?on my credit reports.?My recent Credit History shows that all of the accounts I have or had,?are in good standing.?

Monthly net income: $ 3100
Monthly expenses: $
??Housing: $ 560
??Insurance: $ 80
??Car expenses: $ 100
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $ I have no other loans at this time
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421040
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.11%	Starting borrower rate/APR:	21.11% / 23.36%	Starting monthly payment:	$94.33

Auction yield range:	8.23% - 20.11%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1989	Debt/Income ratio:	34%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	17y 10m
Amount delinquent:	$0	Revolving credit balance:	$15,660	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	best-dough-prophesy	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off truck
Purpose of loan:
This loan will be used to? Pay off truck????

My financial situation:
I am a good candidate for this loan because?
?I pay my bill on time

Monthly net income: $ 2,350.00

Monthly expenses: $
??Housing: $300?????
??Insurance: $ 100
??Car expenses: $80?
??Utilities: $ 0
??Phone, cable, internet: $ 180
??Food, entertainment: $ 120
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 100
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421042
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 34.41%	Starting monthly payment:	$653.32

Auction yield range:	17.23% - 31.00%	Estimated loss impact:	26.82%
Lender servicing fee:	1.00%	Estimated return:	4.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1991	Debt/Income ratio:	52%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	7y 4m
Amount delinquent:	$0	Revolving credit balance:	$14,115	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	toro89	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	640-660 (Latest)
Principal borrowed:	$8,500.00	< mo. late:	0 ( 0% )	660-680 (Sep-2008) 660-680 (Aug-2008)
Principal balance:	$6,380.16	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Assist in financing school
Purpose of loan:
This loan will be used to finance my graduate education
My financial situation:
I am a good candidate for this loan because I have continuously been current on all my open accounts. I am full time employed and a full time graduate student at Azusa Pacific University, majoring in Clinical Psychology and am a mature and responsible adult. I am applying for a scholastic loan due to the incredible high cost of my tuition and I am in desperate need of additional financial assistance. It is my dream to obtain my master's degree in clinical psychology and one day help survivors? of violent crimes like me. Three years ago in August, 2006, my only child who was 17 years old at the time was brutally murdered which shook my entire foundation. It has taken a lot for me to be ok with my loss, through my journey there were many dark days, and although there are many outreach organizations, many do not engage in holistic healing;healing involving spiritual, emotional and physical reconditioning. I am very hopeful I will become a therapist who can?make a difference, an agent of change and renewal;?even if can touch just one life I feel my?life was purposeful, although I know I am going to touch many lives and bring sanity to insane and unfortunate?events. Therefore I hope you all can assist me in furthering my education, my dream and my purpose. Blessing to all who reads my statement regardless if you are able to help me with my goal.

Monthly net income: $ 54080.00

Monthly expenses: $
??Housing: $ 863.00
??Insurance: $ 127.00
??Car expenses: $ 458.00
??Utilities: $ 125.00
??Phone, cable, internet: $160.00?
??Food, entertainment: $ 150.00-175.00
??Clothing, household expenses $ 150.00-175.00
??Credit cards and other loans: $?1080.00
??Other expenses: $ negilible
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421044
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	15 / 12	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	29	Length of status:	3y 8m
Amount delinquent:	$47	Revolving credit balance:	$76,588	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	3
Screen name:	red-capital-poplar	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Loan: Consolidation + Cap
Looking for a short run consolidation loan to pay off a few business credit cards that have garnered some predatory percentage rates in the past few months.

Small marketing, consulting business based in Tampa (four years plus) with two full time employees and over
250k in revenue a year consistantly.

Looking to save on percentage rates and have a little extra cash for some new projects.
Currently working on a national release TV production and a book series for release this winter.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421048
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 14.58%	Starting monthly payment:	$32.74

Auction yield range:	3.23% - 10.00%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-820 (Aug-2009)	Current / open credit lines:	10 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,611	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	38%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	carol33	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	13 ( 100% )	800-820 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	740-760 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Tiling kitchen floor
Purpose of loan:
My kitchen has this very ugly linoleum flooring. Its fading and also starting to peel. I'm getting some new tiles for my floor and need just a little more money. I dont even need all $1000 I am?borrowing so you will be sure to always?have your money on time. Please help me. I just paid off a previous Prosper loan and was never late on payments. Thank you.

My financial situation:
First of all, I just paid off a previous loan with prosper.com and was NEVER late on any payment. I am a good candidate for this loan because I am currently employed and recieve my salary of about $5500 monthly. I? always have over $3000 in my account and you will?NEVER be payed late. I can guarantee that.

Monthly Income: $5500
Monthly Expenses: $2100
? Housing: $0 (currently?own a home)
??Car expenses: $600
? Food: $200
? Utilities: $300
? Insurance: $300
? Phone, cable, internet: $200
? Clothing, household: $200?
? Credit cards, etc: $100 max
? Misc, gas, other: $200

Thank you.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421054
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.70%	Starting borrower rate/APR:	32.70% / 35.12%	Starting monthly payment:	$307.61

Auction yield range:	14.23% - 31.70%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1993	Debt/Income ratio:	16%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	15y 1m
Amount delinquent:	$0	Revolving credit balance:	$6,689	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	benefit-pinnacle	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A leap to financial freedom...
Purpose of loan:
This loan will be used to take advantage of an opportunity that will create the foundation for my financial future.? It will be used to paydown my credit balances ($2,500) and create?2.5 months of prudent reserve so I can negotiate the lowest possible interest rate for my mortgage.

Essentially, this loan?is an advance on an impending settlement from an automobile accident I suffered in 2006.?? My attorney expects settlement within the next three months, however I will miss the opportunity to buy the home of my dreams which is currently on the market.?

The home is immediately adjacent to the community garden where I have been a member for the past 7 years and has a rental unit to assist with the mortgage.? I will be occupying the smaller (1BR) unit and renting the larger (4BR unit).

I am a single, working woman.? I have put myself through college.?

My financial situation:
I am a good candidate for this loan because I have a stable employment history and good income -- 15 years as a legal secretary at a large corporate law firm.? I am also community-minded -- volunteering in my community and community garden.

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 835
??Insurance: $?155
??Car expenses: $ 250
??Utilities: $ 40
??Phone, cable, internet: $ 200
??Food, entertainment: $ 450
??Clothing, household expenses $ 145
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421060
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-2007	Debt/Income ratio:	24%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$964	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	excellent-benefit	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pharmacy School
Hello,

This loan will be used to help me pay for some of my books and fees at school. I have heard about prosper from my sister and decided to give it a try. I consider myself a very responsible person, and always take care of my obligations. Thank you for reading this and God Bless!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421072
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.59%	Starting borrower rate/APR:	25.59% / 27.90%	Starting monthly payment:	$320.58

Auction yield range:	11.23% - 24.59%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-2006	Debt/Income ratio:	20%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$6,948	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	NewUSresident	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	35 ( 100% )	660-680 (Latest)
Principal borrowed:	$4,300.00	< mo. late:	0 ( 0% )	600-620 (Sep-2008) 620-640 (Aug-2008) 620-640 (Jun-2008) 620-640 (Apr-2008)
Principal balance:	$152.48	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
Managing My Debt
Purpose of loan:
This loan will be used to pay Credit Card Debit and improve my Cash Flows.

My financial situation:
I am a good candidate for this loan because, I always pay my credits on time, have no default payments. I just completing paying a Prosper Credit with no issues.?

Monthly net income: $ 8200

Monthly expenses: $
??Housing: $ 2600
??Insurance: $ 220
??Car expenses: $ 370?
??Utilities: $ 600
??Phone, cable, internet: $?180
??Food, entertainment: $ 400
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 800
??Other expenses: $ 1200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421074
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,475.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.78%	Starting monthly payment:	$66.72

Auction yield range:	8.23% - 34.00%	Estimated loss impact:	7.33%
Lender servicing fee:	1.00%	Estimated return:	26.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1979	Debt/Income ratio:	33%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	26 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	98	Length of status:	11y 4m
Amount delinquent:	$0	Revolving credit balance:	$45,875	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	jh252	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	680-700 (Latest)
Principal borrowed:	$1,800.00	< mo. late:	0 ( 0% )	620-640 (Jun-2008)
Principal balance:	$1,300.57	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying off debt
Purpose of loan:
This loan will be used?to consolidate some debt.?Then with the extra money I?would be able to put that money against other debt..so I can reach my goal of getting out?of debt..?..?...?.

My financial situation:
I am a good candidate for this loan because?
My word is good. Have always paid on time..but debt ratio is too high.

Monthly net income: $
4200.00
Monthly expenses: $
??Housing: $ 1096.00
??Insurance: $ 100.00
??Car expenses: $ 100.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $
??Credit cards and other loans: $ 1000.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421078
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$556.64

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1995	Debt/Income ratio:	21%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	28	Length of status:	7y 0m
Amount delinquent:	$202	Revolving credit balance:	$9,599	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	daberdeen18	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	680-700 (Latest)
Principal borrowed:	$12,000.00	< mo. late:	0 ( 0% )	760-780 (Oct-2008) 700-720 (Jun-2007) 700-720 (May-2007)
Principal balance:	$4,121.98	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Paying off my 25 % intrest rate CC
Hello investors, I am IT specialist and a Realtor in MD//VA with Keller Williams, which provides me with extra income in addition to my annual salary, but as many of you are aware of? the housing market has been pretty slow for some Realtors (me included). I am here hoping a few of you would fund me so that I can consolidate the $9600 on my high interest rate credit cards (currently 25.99%) and the current loan that I have with prosper ($4000).?? Thank you for your time and consideration of my loan request.????????

Monthly net income: $
My net income is 3,600+
Monthly expenses: $
??Housing: $ 1,300
??Insurance: $ 70.00
??Car expenses: $?0
??Utilities: $ 130.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421080
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.50%	Starting monthly payment:	$98.76

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1999	Debt/Income ratio:	27%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$10,898	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	ATLANTA12	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	700-720 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	700-720 (Mar-2008)
Principal balance:	$8,647.34	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
applications
Purpose of loan:
This loan will be used for applications for a fellowship.

My financial situation:
I am a good candidate for this loan because? I can repay entire money with interest because? I have source of income for life.

Monthly net income: $ 4,000

Monthly expenses: $
??Housing: $?825
??Insurance: $ 100
??Car expenses: $ 250
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421086
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-2003	Debt/Income ratio:	18%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	10 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$883	Occupation:	Architect
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	hsanchezs	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	39 ( 100% )	620-640 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	560-580 (Jan-2008) 540-560 (May-2007)
Principal balance:	$2,199.78	1+ mo. late:	0 ( 0% )
Total payments billed:	39
Description
Paying Medical Bills - Wife with MS
Purpose of Loan:
Hello, my name is H and I am a procurement senior specialist in California. I have a BS degree in Architecture and a Masters degree in International Management. I have never been fired from a job and have steadily advanced in my field for the last 11 years. I am 37 married with 3 wonderful children (9,5 and a baby girl of 8 months). I like sports and almost any outdoors activities with my children.
On February 13, 2009 my wife was diagnosticated with MS (Multiple Sclerosis), she started with vision problems in the right eye, and after a detailed examination at ER, the doctors told me that the diagnostic was MS, the right side of brain was swollen, and affecting the optical nerve, she stayed at the hospital 4 days, she receive steroids medicine for the brain and she went through a lot of blood tests, MRI?s, and spinal cord test. She?s now under treatment with a neurologist, the treatment is an injection 3 times per week very expensive. With the Loan I want to pay-off the remaining Hospital, doctors, and labs, bills and also use it for the co-payment of the Medicine.

My financial situation:
I?m a good candidate for this Loan because I have a perfect payment history with all my creditors, including Prosper (Paid one of my loans on time and with no late payments). I was not prepared for this tragic situation of my wife, but I?m ready to face this obstacle for her & my kids.

Monthly net income: $4,600.00

Monthly expenses: $
??Housing (Rent): $ 1,894.00
??Insurance House: $ 20.00
??Car expenses: $ 550.00(including Insurance)
??Utilities: $?100.00
??Phone, cable, internet: $?120.00
??Food, entertainment: $ 450.00 (variable)
??Clothing, household expenses $ Variable?$120.00
??Credit cards and other loans & Hospital Bills: $?650.00
??Medicine Co-Pay: $ 150.00

Money Left $550.00
After Bills & Medicine co-pay payment(Pay Off): $1,200.00 Aprox. available to pay this loan

Summary and personal promise to repay:
Thank you for your time. If you decide to help me with this loan I promise to repay you in a timely and faithful manor. To those ends I have arranged to have the funds automatically removed from my account and paid to this debt monthly to help assure you of my sincerity. In anticipation of success I thank you for your help.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421092
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$725.36

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1999	Debt/Income ratio:	32%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$14,882	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	sheem	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Free Sheema
Purpose of loan:

This loan will be used to pay an attorney after I was falsely arrested.SERIOUSLY. The case is going to trail and if I cannot come up with lump sum money to pay my attorney he will not represent me in court.

I am a twenty-something-year-old writer who lived an experience that I wouldn't wish upon my worst enemy. And ever since I was falsely arrested, my life changed for the worst. I have been scarred emotionally, physically, mentally, and financially....which is why I turn to you for help.

My financial situation:
I am a good candidate for this loan because I've never missed a payment since my freshman year in college when I was living off of franks and water and buying a pack of franks seemed more important than paying my $20 credit card bill.

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 800
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 100
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421102
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1991	Debt/Income ratio:	14%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Retired
Now delinquent:	0	Total credit lines:	21	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$4,232	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	maillady60	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	660-680 (Jul-2009) 660-680 (Feb-2008)
Principal balance:	$1,081.84	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
emergency dental work
Purpose of loan:
This loan will be used to? pay for dental work not expecting

My financial situation: is good because all my bills
I am a good candidate for this loan because? i have another loan and have made all my payments on time

Monthly net income: $ 2400

Monthly expenses: $
??Housing: $ 703. with taxes and mortgage insurance
??Insurance: $ 140 ????
??Car expenses: $ 50. ????
??Utilities: $ 150
??Phone, cable, internet: $ 75
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421108
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.50%	Starting monthly payment:	$65.84

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1994	Debt/Income ratio:	49%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	19 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$55,393	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	courteous-bazaar2	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need a little extra for home insura
Purpose of loan:
This loan will be used to pay premium requested by home insurance.
My financial situation:
I am a good candidate for this loan because I can pay this off in 4 months

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $?672
??Insurance: $ 145
??Car expenses: $?300
??Utilities: $ 160
??Phone, cable, internet: $ 177
??Food, entertainment: $ 550
??Clothing, household expenses $
??Credit cards and other loans: $?600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421126
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	19.75%	Starting borrower rate/APR:	20.75% / 23.00%	Starting monthly payment:	$337.92

Auction yield range:	8.23% - 19.75%	Estimated loss impact:	8.46%
Lender servicing fee:	1.00%	Estimated return:	11.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1993	Debt/Income ratio:	24%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	16y 1m
Amount delinquent:	$0	Revolving credit balance:	$64,441	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	pistol357	Borrower's state:	NewYork	Borrower's group:	Active Duty Military Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Credit Card Off
Purpose of loan:
This loan will be used to?
Pay off my BOA Credit Card
My financial situation:
I am a good candidate for this loan because?
?I've been in the military 16 yrs and will retire in 4. I got screwed on a rental property (tenant skipped town)?and was using the card to pay the mortgage to keep my credit score good. I just did a short sale last week so now I'm trying to pay off the card. I've used this site?to loan money now I'm trying to borrow. I'd rather pay people the interest than the bank. Any negative credit rating affects my security clearance ...I WILL PAY ON TIME!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421166
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.50%	Starting monthly payment:	$82.30

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-2003	Debt/Income ratio:	10%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$422	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	XayV03	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Sony Vaio
This loan will be used to buy a new Sony Vaio Z series. My current Compaq PC is about 7yrs old and is fading with the time. I have Learned to successfully invest in the Stock Market, I have only about $2500 to invest. but I need a reliable computer. I average about $100 a month profits, I am confident, this will pay for this computer in the long-term. it is difficult to maintain my goal of $100 per month profits when sometimes my computer will not turn on or access internet. As my portfolio grows so will my profits.

My financial situation:
$1,900 :Net Monthly Income
$ 125 :Investment Profits (Avg.)
$ 755 :Rent
$ 40 :Electricity
$ 100 :Comcast
$ 160 :T-Mobile
$ 106 :Auto Insurance
$ 130 :Fuel
$ 80 :Vehicle Maintenance (Savings)
$ 250 :Food, Grocery & Other (My wife buys food too)
$ 100 : Investment Portfolio (Savings)
$ 48 : Trade Commotions (Budget, rarely uses all $48)
$ 20 : Donations to American Cancer Society
______________________
$2,025 : Total Income
$1,789 : Expenses
$ 236 : Left goes to savings, pay off debt, cover any losses, and any emergencies

Investment Strategy: I Learn to trade with this online class, use my subscription
Philsgang.com
User Name: Xayv03
Password: redink1
I don't know if the service will work with other computers, but give it a try.

Phil Grande, the host of this program will teach you how to make money in an up market (buying stocks) as well as a down market (shorting stocks) using technical analysis (aka Charting).

Reason you should invest in this loan. I pay all my credit cards off every month. I have a tight budget that I follow to the penny. If I over extend myself, I consider, that I am in debt to myself and I pay it back by increasing savings. I'm good with Money even thought I don't make a lot. but at least I'm not 40k in debt like other that make 5x what I make. I alway pay my debt, whether money of favors. I'm very honest, and at age 25 I have just realized when my son was born I have a passion for finance. As soon as my wife is done with college. I've finally have an Idea of what I want to do in college. Everything I do is for my son's future, and if what I do doesn't benefit him directly, I hope karma will come soon. (I'm working on Building a website, to display my stocks and watch lists, If interested leave an email at Stockwatch.101 @live.com and I'll send you the link.)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421172
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$238.56

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	2 / 1	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	3	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	flexible-listing9	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Real Estate Investor Scholing
Purpose of loan:
This loan will be used to send me to either 30 hours -$6,000.00 or 60 hours - $10,000.00? of Real Estate College.

My financial situation:
I am a good candidate for this loan because I am determined to turn my life around! I will be able to repay this loan because I will have stress-free time to make great grades and great deals. I plan to begin investing immediately after schooling, and I have contacts that will enable me to do so easily and quickly. My goal is to wholesale homes, and fit them with a few environmentally helpful items - such as CFL's , low-flow toilets and solar hot water heaters,. It is my thinking that these small improvements will make the property much more desirable, have greater resale value, and give the buyer extra value.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421178
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.61%	Starting borrower rate/APR:	26.61% / 28.94%	Starting monthly payment:	$406.16

Auction yield range:	8.23% - 25.61%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1986	Debt/Income ratio:	42%
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	24 / 23	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	61	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$20,391	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	CTInvest	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit cards

My financial situation:
I am a good candidate for this loan because I am trustworthy and very diligent about paying my debts. I really need to get rid of all of my credit cards and just have one monthly payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421184
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$102.64

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-2001	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$12,499	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$1-$24,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	gain-symphony	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
catching up on bills after baby
Purpose of loan:
This loan will be used to? catch up on bills after having a beautiful son.

My financial situation:
I am a good candidate for this loan because? i can and will always pay my bills.? i need this loan to catch up on bills do to my wife being out of a job after having our son.

Monthly net income: $ 2,080

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 120
??Car expenses: $ 300
??Utilities: $ 75
??Phone, cable, internet: $
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 100
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421196
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-2000	Debt/Income ratio:	16%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	8	Length of status:	1y 0m
Amount delinquent:	$79	Revolving credit balance:	$187	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	open-minded-capital	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Duplex with $800/mo Cash Flow
The purpose of this loan is to remodel my recently purchased duplex.

This loan is a good investment because the funds will be used to generate a positve cash flow from the rental unit.

Here's how the loan will be used:

I am a first time home buyer and I just recently used my "First Time Buyer" status to purchase a foreclosed duplex at a great price.? It was foreclosed through Fannie Mae, so they even financed the loan for me.? It needs some minor cosmetic work to get it rent ready.?

This loan will be used to fund the minor repairs and generate a positive cashflow.
?-? Fannie Mae's loan only covers the purchase price.
?-??I've spent the past four months paying the credit card down to nothing... I'd like to keep it that way.
?-? My current rent is $870/month, but that will be eliminated once I move into the duplex.?
?-? My new mortgage payments are $820/month and the other unit (once it's fixed up) will rent for $990/month.

So the duplex has a positive cashflow of $170/month and I have eliminated my former rent of $870, for a combined total of $1040/month extra in my pocket.? Even with a $400/month prosper loan payment, I will increase my personal cash flow by over $800/month.

Conclusion: Most loans you've looked at today, are for consumer spending, or reducing existing debt.? This is the best type of loan available because it will be used to generate a positive cash flow.? Thanks in advance. PS - I'm sure?Prosper will give this a lower rank because of the loan amount.??Just out of curiosity, I played around with the loan amount to see how it impacted the rating...? if I had?listed the loan for $3K, it would have been an "A", and $5K bumped it to "B".? I also just learned about the $79 delinquent item when I went through the mortgage application process.? I'm not sure where that's from and I'm working to have it removed from my report.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421202
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	28.10%	Starting borrower rate/APR:	29.10% / 31.46%	Starting monthly payment:	$96.51

Auction yield range:	14.23% - 28.10%	Estimated loss impact:	15.28%
Lender servicing fee:	1.00%	Estimated return:	12.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1997	Debt/Income ratio:	34%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,947	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	amjacks12	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	660-680 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	660-680 (Mar-2008)
Principal balance:	$4,169.25	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Kitchen appliances
Purpose of loan:
This loan will be used to?
pay for a new stove, fridge, and dish washer for my kitchen.
My financial situation:
I am a good candidate for this loan because? I always, always pay back money I owe. I could use a credit card but I hope to get a lower interest rate.?My current Prosper Loan is 1 1/2 yr. old and in great standing.????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????? ???????????? Monthly net income: $ 2700
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 100
??Car expenses: $ 350
??Utilities: $ 175
??Phone, cable, internet: $ 125
??Food, entertainment: $ 250
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 75
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421220
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.38%	Starting borrower rate/APR:	13.38% / 15.53%	Starting monthly payment:	$338.77

Auction yield range:	4.23% - 12.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1994	Debt/Income ratio:	9%
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$4,003	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	no-whammies	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff Girlfriend's Car
Purpose of loan:
This loan will be used to? I wish to payoff my girlfriend's car to better our financial position collectively.? My one inquiry is for a Home Depot credit card to purchase a lawn mower at 0% interest, otherwise, I would have paid cash for it.? The inquiry will drop in early October?and the card will be paid-in-full?in December to avoid the rate reset in January.? Lenders, please be patient with me if this loan does not fund.? If the borrower rate is too high, it will be of no benefit to us.? Please bid with confidence to drive the rate down.

My financial situation:
I am a good candidate for this loan because? I have a top-of-the-line credit rating.? Reliable and never late!? The bottom line is, I make payments, not excuses.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421226
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.03%	Starting borrower rate/APR:	17.03% / 19.23%	Starting monthly payment:	$267.51

Auction yield range:	6.23% - 16.03%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1972	Debt/Income ratio:	39%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	9y 11m
Amount delinquent:	$0	Revolving credit balance:	$10,268	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	NjJim	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	34 ( 100% )	740-760 (Latest)
Principal borrowed:	$23,500.00	< mo. late:	0 ( 0% )	760-780 (Jul-2009) 720-740 (Apr-2009) 760-780 (Mar-2008) 780-800 (Apr-2007)
Principal balance:	$3,355.09	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
4th Loan - NO RISK / 100% ON TIME
Purpose of loan:Is to payoff 3 loans and payments and have only 1 affordable monthly payment
This loan will be used to?payoff my existing Prosper Loan $3000 , payoff high interest credit card $4500 , and payoff my car loan $ 2100

My financial situation: is very good my DTI is not accurate though neither is my Stated Income on this listing, Prosper is not allowing me to include my Rental Property Income on this loan , I have over 40K additional income which would bring my DTI down to almost half of what is being shown and my True Income would be shown as it has been in the past 3 Loans that I have had with prosper
I am a good candidate for this loan because?I have proven myself here at prosper and with all my creditors, I have a 100% paid and On time payment history. Starting at a high rate of interest but hoping it will be bid down . Thankyou for your time in considering my Listing .
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421232
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	12 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,073	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	7
Screen name:	loan-leader	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Capital For Company Growth
Purpose of loan:
This loan will be used to provide extra operating capital so that I can continue to grow my business.? We have quite a few clients lined up, but I need to be able to cover payroll for the added number of employees.

My financial situation:
I am a good candidate for this loan because the business is operating at a significant profit and will easily cover?the monthly payments.??I recently paid off all of my personal credit cards, so the only major debt I have is educational loans.? ?

Monthly net income: $ I currently pay myself 1200 per month, and then a year end bonus.? The business does about 30k in sales per month from just one client club.? We have plans to add one client club per month starting in August.

Monthly expenses: $
??Housing: $0?
??Insurance: $ paid by business
??Car expenses: $ paid by business
??Utilities: $ 0
??Phone, cable, internet: $0
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 213
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421244
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.11%	Starting borrower rate/APR:	21.11% / 23.36%	Starting monthly payment:	$75.46

Auction yield range:	8.23% - 20.11%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Nov-1981	Debt/Income ratio:	17%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	8y 0m
Amount delinquent:	$0	Revolving credit balance:	$11,258	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	extraordinary-cash	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating debt
Purpose of loan:
This loan will be used to consolidate debt into one manageable payment

My financial situation:
I am a good candidate for this loan because I have bee consistently employed in the same field for over 25 years, I have stability and a good income.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421250
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.30%	Starting borrower rate/APR:	12.30% / 14.44%	Starting monthly payment:	$283.54

Auction yield range:	11.23% - 11.30%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1990	Debt/Income ratio:	34%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	16 / 8	Employment status:	Retired
Now delinquent:	0	Total credit lines:	41	Length of status:	7y 10m
Amount delinquent:	$0	Revolving credit balance:	$21,111	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	responsive-yield	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
motorcycle
Purpose of loan:
This loan will be used to?purchase motorcycle?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421262
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1980	Debt/Income ratio:	23%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	19 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	57	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$12,834	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	level11	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,750.00	< mo. late:	0 ( 0% )	560-580 (Jul-2008) 560-580 (May-2008)
Principal balance:	$1,150.49	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Paying off Auto Loan
Purpose of loan:
This loan will be used to? pay off my car loan currently at 19% so my insurance will be a lot cheaper.

My financial situation:
I am a good candidate for this loan because? currently I am working two jobs, one is a full time day position that pays me a salary plus commission.? The other job is a restaurant job that pays me hourly plus tips (that exceed my hourly wage and as an added bonus, lets me eat for free.)? I intend to pay a little more than the minimum payment each month (to ensure a timely and pain/worry free process.)? I have had two loans with Prosper and have never missed a payment.

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 362.5
??Insurance: $ 99.00
??Car expenses: $ 285.00
??Utilities: $ 0
??Phone, cable, internet: $0
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 200
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421280
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.28%	Starting borrower rate/APR:	31.28% / 33.68%	Starting monthly payment:	$215.78

Auction yield range:	11.23% - 30.28%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1983	Debt/Income ratio:	30%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	11 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$13,871	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	the-fox8	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
post grad loan to publish PhD
Purpose of loan:
This loan will be used to return to Cornell to publish my dissertation?. Prosper gave me a D; in fact I am an A.

My financial situation:
I am a good candidate for this loan because I am trustworhy and pay my bills on time. Like everyone I'm going through a hard time. I have a $5000 overdraft on my checking account; I just need a little help for a good return on your investment.
Monthly net income: $ $4,500

Monthly expenses: $ 2,800?
??Housing: $?1,100??
Insurance: $?0
??Car expenses: $?0?
??Utilities: $ 0
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 800
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421298
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	37	Length of status:	0y 1m
Amount delinquent:	$528	Revolving credit balance:	$6,420	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	bold-kindness-pinnacle	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Start-Up
Purpose of loan:
This loan will be used to? invest in a independent business venture and to be the sole owner of this business

My financial situation:
I am a good candidate for this loan because? the business venture is very attractive and will yield immediate return in order to pay back this loan

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 1250
??Insurance: $ 125
??Car expenses: $ 269
??Utilities: $ 125
??Phone, cable, internet: $ 1000
??Food, entertainment: $ 50
??Clothing, household expenses $
??Credit cards and other loans: $ 350
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421304
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,190.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	26.07%	Starting borrower rate/APR:	27.07% / 30.37%	Starting monthly payment:	$48.63

Auction yield range:	8.23% - 26.07%	Estimated loss impact:	8.62%
Lender servicing fee:	1.00%	Estimated return:	17.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1986	Debt/Income ratio:	47%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	16y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,903	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	awsome-deal	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
GOING TO DOLLYWOOD
Purpose of loan:
This loan will be used to? THIS LOAN WILL BE USED TO GO TO DOLLYWOOD FOR A VERY DESERVED VACATION
My financial situation:
I am a good candidate for this loan because? WE TAKE OUR FINANCES VERY SERIOUSLY. WE HAVE BEEN EMPLOYED WITH THE SAME COMPANY FOR 16YRS AND 2 MONTHS. THANK YOU FOR YOUR CONSIDERATION
Information in the Description is not verified.